CHINA HOLDINGS, INC.
(NASD OTCBB: CHHL)

100% ACQUISITION TRANSACTION AGREEMENT
For Acquisition 100%
TONG REN KAI YU MINERALS CO., LTD. and its
TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and
Gui Zhou FuRuiDe MINERALS CO., LTD.

THIS ACQUISITION TRANSACTION AGREEMENT。 (This "Agreement") is dated as of November 30th 2007. (TERMS UPDATED BASED ON  INITIALLY SIGNED EXECUTED ACQUISITION AGREEMENT ( IN CHINESE) ON OCT.27TH 2007）

BY AND AMONG:
PARTY A ( THE “ PURCHASER”)

China Holdings, Inc. ( NASD OTCBB : CHHL), (Or/and its NOMINEE Subsidiary Company in China ), a company formed pursuant to the laws of the State of Nevada, having a business address located at 101 Convention Center Drive, Suite 700, Las Vegas, NV 89107-2001 USA.

China Holdings, Inc. ( NASD OTCBB : CHHL) is a diversified global assets holding company. The Company and its subsidiaries engage in multiple China-focused business activities including pharmaceutical, real estate, utilities, energy and finance. Its objective is to achieve long-term capital appreciation through investment in companies and other entities with significant assets, investments, production activities, trading or other business interests in China and worldwide, and which derive a significant part of their revenue from China, and worldwide. The Company has two wholly-owned subsidiaries: (i) China Power, Inc., and (ii) China Health Holdings, Inc.

(Hereinafter collectively: China Holdings, Inc. ( NASD OTCBB : CHHL), (Or/and its NOMINEE Subsidiary Company in China ): “CHHL” ) (Party A The Purchaser)

AND: PARTY B (“ THE SELLER”)

TONG REN KAI YU MINERALS CO., LTD., a Company formed pursuant to the laws of People’s Republic of China in GUI ZHOU Province, PR China, having an office address at BaiHuangZhen, Tong Ren, GuiZhou PR China.

TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant, a Company formed pursuant to the laws of People’s Republic of China in GUI ZHOU Province, PR China.

Gui Zhou FuRuiDe MINERALS CO., LTD. a Company formed pursuant to the laws of People’s Republic of China in GUI ZHOU Province, PR China, having an office address at TaoYingXiang, JiangKou, GuiZhou PR China.

(Hereinafter collectively  “ TONG REN KAI YU”)

AND: PARTY B (THE SELLER’S SHAREHOLDERS)
A. 100% SHAREHOLDERS OF TONG REN KAI YU MINERALS CO., LTD. are:

1. Chongqing Kayoo Investment Group Stock Co.Ltd.: 99.5%
2. BenHai Lv: 0.5%

B.100% SHAREHOLDERS OF TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant: IS BENHAI LV.100%

C.100% SHAREHOLDERS OF Gui Zhou FuRuiDe MINERALS CO., LTD. are
Chongqing Kayoo Investment Group Stock Co.Ltd.: 51% and other 49%

(Hereafter “Shareholders”/Party B (The Seller’s Shareholders)

RECITALS:

A．
China Holdings, Inc. ( NASD OTCBB: CHHL)，(And/or via its NOMINEE Subsidary Company in China ), and TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. and All 100% Shareholders desire to complete an acquisition transaction pursuant to which China Holdings, Inc. ( NASD OTCBB: CHHL), through its nominee subsidiary in China, shall complete an acquisition transaction to acquire 100% ownership/RIGHTS/INTEREST/ASSETS/minerals properties/mining licenses/mining exploration licenses and the total 100% outstanding and issued capital stocks of 1). TONG REN KAI YU MINERALS CO., LTD. and 2). it’s TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and 3). Gui Zhou FuRuiDe MINERALS CO., LTD. and its Two(2) Mining Production Licenses and Three (3) Mining Exploration Licenses: FOR A TOTAL PURCHASING PRICE OF RMB 300 Million Yuan．

Ｂ.
China Holdings, Inc. ( NASD OTCBB: CHHL) ( And/or via its NOMINEE Mining Subsidary Company in China ) agree，On the ACQUISITION TRANSACTION COMPLETION “ CLOSING DAY”, to pay (A) RMB $100 million (approximately USD $13,500,000) in cash; (B) RMB $50 million (approximately USD $6,750,000) in shares of common stock valued at a price of $0.05 per shares; (C) RMB $150 million (approximately USD $20 million) in shares of common stock valued at the average of closing price of the Company’s common stock in the 5 day period prior to closing and the 5 day period after the closing. Tong Ren KaiYu has agreed to provide the Company with legal exclusive/first refusal rights for this acquisition. The parties have agreed to provide each other with all documentation necessary to complete their due diligence investigation of each company’s business.

C.
The Company agreed to issue 7,000,000 shares of its common stock （China Holdings, Inc. agrees to update the terms as 4 Million Common stocks as SEC 144 Rules/Legends and 3Million Common Stock common stocks as Free Trading upon/after the company’s further legal registration with SEC）within 30-60 days of the date of this transaction agreement as a security deposit. The parties agreed that if the Company does not consummate the transaction, then, Ton Ren KaiYu shall have the right to retain the shares. However, if Ton Ren KaiYu does not complete its obligations under this agreement the Company will be permitted to put Stop transfer restrictions on the shares.

D.
Within 90 to 120 buiness days　of the date of this transaction agreement ，　upon the completion of its due diligence investigation (include legal and audited financial statements as US GAAP Rules and receipt of approval from the China government, within 45 days the Company agrees to pay to Ton Ren KaiYu RMB $33million (approximately USD $9 mullion) in cash and RMB $67 million (approximately USD $18 million) in shares of the Company’s common stock in exchange for 33.3% of the issued shares of Ton Ren KaiYu and all the mining licenses/ASSETS/minerals properties/mining exploration licenses of Ton Ren KaiYu along with Chinese Government Approval Receits.

E.
Within 120　to 210　buiness days approximately　of the date of this transaction agreement，upon completion mining feasibility studies of the Tong Ren KaiYu’s mining properties，within 45 days ，the Company agreeｓ to pay to Ton Ren KaiYu RMB$67,000,000 (approximately USD$9 million in cash and RMB$ 133,000,000 (approximately USD $18 million) shares of the Company’s common stock in exchange for 66.7% of the issued shares of Ton Ren KaiYu and all the mining licenses／ASSETS/minerals properties/mining exploration licenses of Ton Ren KaiYu along with Chinese Government Approval Receits.

Both Parties agree that as long as each party is executing for this TRANSACTION PROCEDURES/PROCESSING ( as above C, D, E), the TIME as defined as above in this ACQUISITION AGREEMENT for each party will be automatically extended/renewed to allow each party to legally complete and execute for THE FINAL ACQUISITION TRANSACTION COMPLETION.

F．　On the ACQUISITION TRANSACTION COMPLETION “ CLOSING DAY”,　FOR A TOTAL PURCHASING PRICE OF RMB 300 Million Yuan，China Holdings, Inc. ( NASD OTCBB: CHHL), through its nominee Subsidary Company in China，shall complete an acquisition transaction to acquire 100% ownership/RIGHTS/INTEREST/ASSETS/minerals properties/mining licenses/mining exploration licenses and the total 100% outstanding and issued capital stocks of 1). TONG REN KAI YU MINERALS CO., LTD. and 2). it’s TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and 3). Gui Zhou FuRuiDe MINERALS CO., LTD，along with/and its Two(2) Mining Production Licenses and Three (3) Mining Exploration Licenses：which/with

1.	TONG REN KAI YU MINERALS CO., LTD. legally operates and 100% owns TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant。

2．TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT owns & operates Two(2) Mining Exploration Licenses ( Zn, Pb, Cu, etc.) approved by Land & Resource Minister of People’s Republic of China as: 1.) The 1st Exploration License No. is -------------- for area 2.57 Square KM ( Chart No. ----------) and 2). The 2nd Exploration License No.: -------------- for area 8.36 Square KM ( Chart No. ------------);

3. TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant owns and operates Two (2) Mining Licenses (for production V2O5, Mo, P etc.) approved by Land & Resource Minister of People’s Republic of China as: 1). 1St Mining License No. is --------------- for Tong Ren BaiHuangZhen NeShao Phosphorus (P) Mine at defined area 1.0933 Square KM and 2nd Mining License No. is -------------- for JiangKo County QingLou Phosphorus (P) Mine at defined area 0.4313 Square KM.

4. Gui Zhou FuRuiDe MINERALS CO., LTD. owns and operates One(1) Mining Exploration Licenses (for production V2O5, Mo, P etc.) approved by Land & Resource Minister of People’s Republic of China, The Exploration License No. is -------------- ( Renewed Exploration License No. is-------------- ) for JiangKou County WangHui Mining exploration at defined area of 12.15 Square KM.

G.China Holdings, Inc. ( NASD OTCBB: CHHL) and TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. and All 100% Shareholders ARE LEGALLY IMMEDAITELY EFFECT UPON FURTHER MUTUAL SIGN/SEAL/EXECUTION THIS ACQUISITION TRANSACTION AGREEMENT AS MUTUAL COMMITMENT FOR FURTHER TRANSACTIONS COMPLETION ALONG WITH CHINA AND USA LEGAL AND GOVERNMENT PROCESSING LEGAL CONFIRMATION

H. TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. and ALL 100% SHAREHODLERS legally confirmed/ GURRANTEE that TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. And All the mining licenses／ASSETS/minerals properties/mining exploration licenses will be legally fully free/clear from all liens, debts, mortgages, taxes, charges, pledges, encumbrances or other burdens with all rights on THE “ FINAL TRANSACTION DATE” when this acquisition transaction legally fully completion date. IF THERE IS ANY all liens, debts, mortgages, taxes, charges, pledges, encumbrances or other burdens with all rights prior to the “ FINAL TRANSACTION DATE”, TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. and ITS 100% SHAREHODLERS will be fully legally financially guarantee to CLEAR LEGALLY FINANCIALLY TIMELY ON THE “ FINAL TRANSACTION DATE”.

I. However, if there is significant differences in total assets, MINERALS DEPOSITS, and liabilities, other financial data in further TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. s the most recent Two (2) years ended 2006/2007 (“2006/2007”) audited financial statements according to US General Accepted Accounting Principles ("US GAAP")　And further MINERALS ENGINEERING REPORTS/INVESTIGATIONS ON THE MINERALS DEPOSITS, then this total acquisition FOR THE 100% OWNERSHIP/RIGHTS/INTEREST may be adjusted proportionally on a mutual consent basis.

Ｊ. The Board of Directors of China Holdings, Inc. ( NASD OTCBB: CHHL) and TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. and Its 100% Shareholders have each approved the above proposed acquisition transaction＆acquisition transaction agreement/ all the terms legally full.

Ｋ. TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. and ITS 100% Shareholders have legally granted China Holdings, Inc. ( NASD OTCBB: CHHL)/SHAREHOLDERS ( and or its Nominee Mining Subsidary Company in China) with full legal EXCLUSIVE and FIRST REFUSAL RIGHTS FOR EXECUTE/COMPLETION FOR THIS ACQUISITION TRANSACTION AGREEMENT TO ENSURE THE ACQUISITIONS TRANSACTIONS FULLY LEGALLY COMPLETION.

Ｌ. China Holdings, Inc. ( NASD OTCBB: CHHL) through its nominee subsidiary in China and TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. and ITS 100% Shareholders are the owners of 100% ownership and 100% total outstanding capital stockholders of TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. and ITS 100% Shareholders; and THE PARTIES desire to make certain representations, warranties and agreements in connection with the completion of the above acquisition transaction.

NOW, THEREFORE, in consideration of the foregoing recitals, which shall be considered an integral part of this ACQUISITION TRANSACTION Agreement, and the covenants, conditions, representations and warranties hereinafter set forth, the parties hereby agree as follows:

ARTICLE I

THE ACQUISITION TRANSACTION COMPLETION
Section 1.1 THE ACQUISITION TRANSACTION COMPLETION

Ａ．On the ACQUISITION TRANSACTION COMPLETION “ CLOSING DAY”, 　China Holdings, Inc. ( NASD OTCBB: CHHL)，(And/or via its NOMINEE Subsidary Company in China ), and TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. and All 100% Shareholders desire to complete an acquisition transaction pursuant to which China Holdings, Inc. ( NASD OTCBB: CHHL), through its nominee subsidiaries in China or in HongKong, shall complete an acquisition transaction to acquire 100% ownership/RIGHTS/INTEREST/ASSETS/minerals properties/mining licenses/mining exploration licenses and the total 100% outstanding and issued capital stocks of 1). TONG REN KAI YU MINERALS CO., LTD. and 2). it’s TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and 3). Gui Zhou FuRuiDe MINERALS CO., LTD. and its Two(2) Mining Production Licenses and Three (3) Mining Exploration Licenses: FOR A TOTAL PURCHASING PRICE OF RMB 300 Million Yuan．

Ｂ.China Holdings, Inc. ( NASD OTCBB: CHHL) ( And/or via its NOMINEE Subsidary Company in China ) agree，On the ACQUISITION TRANSACTION COMPLETION “ CLOSING DAY”, to pay (A) RMB $100 million (approximately USD $13,500,000) in cash; (B) RMB $50 million (approximately USD $6,750,000) in shares of common stock valued at a price of $0.05 per shares; (C) RMB $150 million (approximately USD $20 million) in shares of common stock valued at the average of closing price of the Company’s common stock in the 5 day period prior to closing and the 5 day period after the closing. Tong Ren KaiYu has agreed to provide the Company with legal exclusive/first refusal rights for this acquisition. The parties have agreed to provide each other with all documentation necessary to complete their due diligence investigation of each company’s business.

C. The Company agreed to issue 7,000,000 shares of its common stock （China Holdings, Inc. agrees to update the terms as：４ Million Common stocks as SEC 144 Rules/Legends and ３ Million Common Stock common stocks as Free Trading upon/after the company’s further legal registration with SEC）within 30－６０ days of the date of this  transaction agreement as a security deposit. The parties agreed that if the Company does not consummate the transaction, then, Ton Ren KaiYu shall have the right to retain the shares. However, if Ton Ren KaiYu does not complete its obligations under this agreement the Company will be permitted to put Stop transfer restrictions on the shares.

D.Within 90 to 120 buiness days　of the date of this transaction agreement，upon the completion of its due diligence investigation (include legal and audited financial statements as US GAAP Rules and receipt of approval from the China government, within 45 days the Company agrees to pay to Ton Ren KaiYu RMB $33million (approximately USD $9 mullion) in cash and RMB $67 million (approximately USD $18 million) in shares of the Company’s common stock in exchange for 33.3% of the issued shares of Ton Ren KaiYu and all the mining licenses/ASSETS/minerals properties/mining exploration licenses of Ton Ren KaiYu along with Chinese Government Approval Receits.

E. Within 120　to 210　buiness days approximately　of the date of this transaction agreement，upon completion mining feasibility studies of the Tong Ren KaiYu’s mining properties，within 45 days ，the Company agreeｓ to pay to Ton Ren KaiYu RMB$67,000,000 (approximately USD$9 million in cash and RMB$ 133,000,000 (approximately USD $18 million) shares of the Company’s common stock in exchange for 66.7% of the issued shares of Ton Ren KaiYu and all the mining licenses／ASSETS/minerals properties/mining exploration licenses of Ton Ren KaiYu along with Chinese Government Approval Receits.

Both Parties agree that as long as each party is executing for this TRANSACTION PROCEDURES/PROCESSING ( as above C, D, E), the TIME as defined as above in this ACQUISITION AGREEMENT for each party will be automatically extended/renewed to allow each party to legally complete and execute for THE FINAL ACQUISITION TRANSACTION COMPLETION.

F. On the ACQUISITION TRANSACTION COMPLETION “ CLOSING DAY”,　FOR A TOTAL PURCHASING PRICE OF RMB 300 Million Yuan，China Holdings, Inc. ( NASD OTCBB: CHHL), through its nominee Mining Subsidary Company in China，shall complete an acquisition transaction to acquire 100% ownership/RIGHTS/INTEREST/ASSETS/minerals properties/mining licenses/mining exploration licenses and the total 100% outstanding and issued capital stocks of 1). TONG REN KAI YU MINERALS CO., LTD. and 2). it’s TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and 3). Gui Zhou FuRuiDe MINERALS CO., LTD，along with its Two(2) Mining Production Licenses and Three (3) Mining Exploration Licenses：WHICH/WITH

１．	TONG REN KAI YU MINERALS CO., LTD. legally operates and 100% owns TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant。

2．TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT owns & operates Two(2) Mining Exploration Licenses ( Zn, Pb, Cu, etc.) approved by Land & Resource Minister of People’s Republic of China as: 1.) The 1st Exploration License No. is ----------------- for area 2.57 Square KM ( Chart No. ------------) and 2). The 2nd Exploration License No.----------------- for area 8.36 Square KM ( Chart No. -------------);

3. TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant owns and operates Two (2) Mining Licenses (for production V2O5, Mo, P etc.) approved by Land & Resource Minister of People’s Republic of China as: 1). 1St Mining License No. is ----------------- for Tong Ren BaiHuangZhen NeShao Phosphorus (P) Mine at defined area 1.0933 Square KM and 2nd Mining License No.is --------------- for JiangKo County QingLou Phosphorus (P) Mine at defined area 0.4313 Square KM.

4. Gui Zhou FuRuiDe MINERALS CO., LTD. owns and operates One(1) Mining Exploration Licenses (for production V2O5, Mo, P etc.) approved by Land & Resource Minister of People’s Republic of China, The Exploration License No. is --------------- ( Renewed Exploration License No. is : ------------------------) for JiangKou County WangHui Mining exploration at defined area of 12.15 Square KM.

G.China Holdings, Inc. ( NASD OTCBB: CHHL) and TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. and All 100% Shareholders ARE LEGALLY IMMEDAITELY EFFECT UPON FURTHER MUTUAL SIGN/SEAL/EXECUTION THIS ACQUISITION TRANSACTION　AGREEMENT AS MUTUAL COMMITMENT FOR FURTHER TRANSACTIONS COMPLETION ALONG WITH CHINA AND USA LEGAL AND GOVERNMENT PROCESSING LEGAL CONFIRMATION

H. TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. and ALL 100% SHAREHODLERS legally confirmed/ GURRANTEE that TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. And All the mining licenses／ASSETS/minerals properties/mining exploration licenses will be legally fully free/clear from all liens, debts, mortgages, taxes, charges, pledges, encumbrances or other burdens with all rights on THE “ FINAL TRANSACTION DATE” when this acquisition transaction legally fully completion date. IF THERE IS ANY all liens, debts, mortgages, taxes, charges, pledges, encumbrances or other burdens with all rights prior to the “ FINAL TRANSACTION DATE”, TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. and ITS 100% SHAREHODLERS will be fully legally financially guarantee to CLEAR LEGALLY FINANCIALLY TIMELY ON THE “ FINAL TRANSACTION DATE”.

I. However, if there is significant differences in total assets, MINERALS DEPOSITS, and liabilities, other financial data in further TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. s the most recent Two (2) years ended 2006/2007 (“2006/2007”) audited financial statements according to US General Accepted Accounting Principles ("US GAAP")　And further MINERALS ENGINEERING REPORTS/INVESTIGATIONS ON THE MINERALS DEPOSITS, then this total acquisition FOR THE 100% OWNERSHIP/RIGHTS/INTEREST may be adjusted proportionally on a mutual consent basis.

Ｊ. The Board of Directors of China Holdings, Inc. ( NASD OTCBB: CHHL) and TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. and Its 100% Shareholders have each approved the above proposed acquisition transaction＆acquisition transaction

Ｋ. TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. and ITS 100% Shareholders have legally granted China Holdings, Inc. ( NASD OTCBB: CHHL)/SHAREHOLDERS with full legal EXCLUSIVE and FIRST REFUSAL RIGHTS FOR EXECUTE/COMPLETE THIS ACQUISITION TRANSACTION AGREEMENT TO ENSURE THE ACQUISITIONS TRANSACTIONS FULLY LEGALLY COMPLETION.

Section 1.2 THE ACQUISITION TRANSACTION COMPLETION/DELIVERY DAY

On the ACQUISITION TRANSACTION COMPLETION “ CLOSING DAY”, FOR A TOTAL PURCHASING PRICE OF RMB 300 Million Yuan，China Holdings, Inc. ( NASD OTCBB: CHHL), through its nominee subsidiary in China，shall complete an acquisition transaction to acquire 100% ownership/RIGHTS/INTEREST/ASSETS/minerals properties/mining licenses/mining exploration licenses and the total 100% outstanding and issued capital stocks of 1). TONG REN KAI YU MINERALS CO., LTD. and 2). it’s TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and 3). Gui Zhou FuRuiDe MINERALS CO., LTD　and its Two(2) Mining Production Licenses and Three (3) Mining Exploration Licenses：

１．	TONG REN KAI YU MINERALS CO., LTD. legally operates and 100% owns TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant。

2．TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT owns & operates Two(2) Mining Exploration Licenses ( Zn, Pb, Cu, etc.) approved by Land & Resource Minister of People’s Republic of China as: 1.) The 1st Exploration License No. is -------------- for area 2.57 Square KM ( Chart No.------------) and 2). The 2nd Exploration License No.-------------- for area 8.36 Square KM ( Chart No.-----------------);

3. TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant owns and operates Two (2) Mining Licenses (for production V2O5, Mo, P etc.) approved by Land & Resource Minister of People’s Republic of China as: 1). 1St Mining License No. is ----------------------for Tong Ren BaiHuangZhen NeShao Phosphorus (P) Mine at defined area 1.0933 Square KM and 2nd Mining License No. is -------------------- for JiangKo County QingLou Phosphorus (P) Mine at defined area 0.4313 Square KM.

4. Gui Zhou FuRuiDe MINERALS CO., LTD. owns and operates One(1) Mining Exploration Licenses  (for production V2O5, Mo, P etc.) approved by Land & Resource Minister of People’s Republic of China, The Exploration License No. is ---------------------- ( Renewed Exploration License No. is --------------------) for JiangKou County WangHui Mining exploration at defined area of 12.15 Square KM.

Section 1.3 COMPLETIONS OR ACQUISITION OF ASSETS/SHARES TRANSFER/DELIVERY

Pursuant to the Agreement, At the Acquisition Transaction Closing Day (as above and/or hereinafter defined), On the ACQUISITION TRANSACTION COMPLETION “ CLOSING DAY”, FOR A TOTAL PURCHASING PRICE OF RMB 300 Million Yuan，China Holdings, Inc. ( NASD OTCBB: CHHL), through its nominee subsidiary in China，shall complete an acquisition transaction to acquire 100%　ownership/RIGHTS/INTEREST/ASSETS/minerals properties/mining licenses/mining exploration licenses and the total 100% outstanding and issued capital stocks of 1). TONG REN KAI YU MINERALS CO., LTD. and 2). it’s TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and 3). Gui Zhou FuRuiDe MINERALS CO., LTD　and its Two(2) Mining Production Licenses and Three (3) Mining Exploration Licenses：

１．  TONG REN KAI YU MINERALS CO., LTD. legally operates and 100% owns TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant。

2．TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT owns & operates Two(2) Mining Exploration Licenses ( Zn, Pb, Cu, etc.) approved by Land & Resource Minister of People’s Republic of China as: 1.) The 1st Exploration License No. is --------------------- for area 2.57 Square KM ( Chart No.----------------) and 2). The 2nd Exploration License No.-------------- for area 8.36 Square KM ( Chart No.---------------);

3. TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant owns and operates Two (2) Mining Licenses (for production V2O5, Mo, P etc.) approved by Land & Resource Minister of People’s Republic of China as: 1). 1St Mining License No. is ----------------------- for Tong Ren BaiHuangZhen NeShao Phosphorus (P) Mine at defined area 1.0933 Square KM and 2nd Mining License No. is--------------- for JiangKo County QingLou Phosphorus (P) Mine at defined area 0.4313 Square KM.

4. Gui Zhou FuRuiDe MINERALS CO., LTD. owns and operates One(1) Mining Exploration Licenses (for production V2O5, Mo, P etc.) approved by Land & Resource Minister of People’s Republic of China, The Exploration License No. is ---------------------( Renewed Exploration License No. is -----------------) for JiangKou County WangHui Mining exploration at defined area of 12.15 Square KM.

Section 1.4 ACQUISITION TRANSACTION CLOSING AND EFFECTIVE TIME AND DELIVERY REQUREMENTS

Subject to the provisions of this Agreement, the parties shall hold THE ACQUISITION TRANSACTION COMPLETION CLOSING(the "Closing") with/on which each and all of the conditions set forth in All Articles in this agreement to be fulfilled; Legal Transaction completed: the purchased ownership/interest/assets/rights been mutually legally transfer/delivered legally timely as defined as above terms in this acquisition agreement:

On the ACQUISITION TRANSACTION COMPLETION “ CLOSING DAY”, FOR A TOTAL PURCHASING PRICE OF RMB 300 Million Yuan，China Holdings, Inc. ( NASD OTCBB: CHHL), through its nominee subsidiarｙ in China，shall complete an acquisition transaction to acquire 100%　ownership/RIGHTS/INTEREST/ASSETS/minerals properties/mining licenses/mining exploration licenses and the total 100% outstanding and issued capital stocks of 1). TONG REN KAI YU MINERALS CO., LTD. and 2). it’s TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and 3). Gui Zhou FuRuiDe MINERALS CO., LTD and its Two(2) Mining Production Licenses and Three (3) Mining Exploration Licenses．

On the ACQUISITION TRANSACTION COMPLETION “ CLOSING DAY”, FOR A TOTAL PURCHASING PRICE OF RMB 300 Million Yuan，TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD./100% Shareholders have legally delivered to “ CHINA HOLDINGS, INC. ( NASD OTCBB: CHHL), WITH :

1.	TONG REN KAI YU MINERALS CO., LTD. and TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant : 100% Ownership/Assets/Mining Licenses/Mining Exploration License/Corporate Certificates/Seals;

2.	TONG REN KAI YU MINERALS CO., LTD. legally operates and 100% owns TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant;

3．TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT owns & operates Two(2) Mining Exploration Licenses ( Zn, Pb, Cu, etc.) approved by Land & Resource Minister of People’s Republic of China as: 1.) The 1st Exploration License No. is -------------------- for area 2.57 Square KM ( Chart No.---------------). The 2nd Exploration License No.--------------- for area 8.36 Square KM ( Chart No.-----------------);

4．TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant owns and operates Two (2) Mining Licenses (for production V2O5, Mo, P etc.) approved by Land & Resource Minister of People’s Republic of China as: 1). 1St Mining License No. is ----------------- for Tong Ren BaiHuangZhen NeShao Phosphorus (P) Mine at defined area 1.0933 Square KM and 2nd Mining License No.is ----------------- for JiangKo County QingLou Phosphorus (P) Mine at defined area 0.4313 Square KM.

5． Gui Zhou FuRuiDe MINERALS CO., LTD. owns and operates One(1) Mining Exploration Licenses (for production V2O5, Mo, P etc.) approved by Land & Resource Minister of People’s Republic of China, The Exploration License No. is ------------------ ( Renewed Exploration License No. is --------------------) for JiangKou County WangHui Mining exploration at defined area of 12.15 Square KM.

6.The total 100% ownership/rights/interest/assets/licenses of TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. to be “legally transferred” to/under “ CHINA HOLDINGS, INC. (and/or its legal nominee subsidiary company) with PR Chinese Government Fully Legally Approval/confirmation;

7．TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. and ITS 100% SHAREHOLDERS/MR.LV BENHAI＆100% SHAREHOLDERS legally agreed to appoint China Holdings, Inc. ( NASD OTCBB: CHHL) as THE Chief Executive Officer ( CＥO)／Chief Financial Officer ( CFO), and Executive Chairman of Board Directors of TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. to manage, control, and operate TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD.

8. Renew／Extend legally TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD.’s corporate licenses extending to additional years and renew/extend legally all the mining licenses and mining exploration licenses with extending to additional years: ALL ACCORDING TO THE CHINESE GOVERNMENT APPLICABLE REGULATIONS AND LAWS

9．TONG REN KAI YU MINERALS CO., LTD and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. / and ITS 100% SHAREHOLDERS /MR.LV BENHAI/ 100% SHAREHOLDERS shall clear all the debts, including liens, mortgages, taxes, charges, pledges, encumbrances or other burdens prior to This FINAL ACQUISITION TRANSACTION DAY.

Section 1.5 LAW

The Agreement is governed by the laws of PRC and Nevada, and SEC/NASD USA laws and reflects customary business practices in PR China. As such, it does contain all of the customary representations and warranties, indemnification and other applicable provisions that are generally included in an acquisition agreement contemplating the purchase of all outstanding capital shares of a company.

The Acquisition shall take place upon the terms and conditions provided for in this Agreement and in accordance with applicable laws in PR China and USA Laws and Rules.

ARTICLE II
 REPRESENTATIONS AND WARRANTIES

Section 2.1 REPRESENTATIONS AND WARRANTIES OF CHINA HOLDINGS, INC. ( NASD OTCBB: CHHL)

CHHL represents and warrants TONGING REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. and All 100% Shareholders as follows:

(a)ORGANIZATION, STANDING AND POWER. China Holdings, Inc. (CHHL.OTCBB NASD) own and operate CHHL , or/and its subsidiary that is corporation duly organized, validly existing and in good standing under the laws of Nevada State, USA and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary.

(b)CERTIFICATE OF INCORPORATION, BYLAWS, AND MINUTE BOOKS. The copies of the Articles of Incorporation and of the Bylaws of CHHL which have been delivered to TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. and All 100% Shareholders are true, correct and complete copies thereof. The minute book of CHHL, which has been made available for inspection, contains accurate minutes of all meetings and accurate consents in lieu of meetings of the Board of Directors (and any committee thereof) and of the shareholders of CHHL since the date of  incorporation and accurately reflects all transactions referred to in such minutes and consents in lieu of meetings.

©AUTHORITY. CHHL has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of CHHL and Its Parent Holding Company: China Holdings, Inc. (NASD OTCBB: CHHL). No other corporate or shareholder proceedings on the part of CHHL are necessary to authorize the Acquisition, or the other transactions contemplated hereby.

(d)CONFLICT WITH OTHER AGREEMENTS; APPROVALS. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or the loss of a material benefit under, or the creation of a lien, pledge, security interest or other encumbrance on assets (any such conflict, violation, default, right of termination, cancellation or acceleration, loss or creation, a "violation") pursuant to any provision of the Articles of Incorporation or Bylaws or any organizational document of CHHL or, result in any violation of any loan or credit agreement, note, mortgage, indenture, lease, benefit plan or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to CHHL which violation would have a material adverse effect on CHHL taken as a whole. The Final consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (a "Governmental Entity") is required by or with respect to CHHL in connection with the execution and delivery of this Agreement by CHHL or the consummation by CHHL of the transactions contemplated hereby.

(e) BOOKS AND RECORDS. CHHL has made and will make available for inspection by TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. and All 100% Shareholders“upon reasonable request all the books of CHHL relating to the business of CHHL. Such books of CHHL have been maintained in the ordinary course of business. All documents furnished or caused to be furnished to “TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. and All 100% Shareholders by CHHL are true and correct copies, and there are no amendments or modifications thereto except as set forth in such documents.

(f) COMPLIANCE WITH LAWS. CHHL is and has been in compliance in all material respects with all laws, regulations, rules, orders, judgments, decrees and other requirements and policies imposed by any Governmental Entity applicable to it, its properties or the operation of its businesses.

(g) SEC FILINGS. CHHL via its parent holding company: China Holdings, Inc. ( CHHL.OTCBB NASD) has filed all periodic reports required to be filed with the Securities and Exchange Commission USA and as of the date hereof, is current in its filing obligations.

(h) FINANCIAL STATEMENTS AND TAX RETURNS. Copies of CHHL /its parent holding company: China Holdings, Inc. ( CHHL.OTCBB NASD) ‘s audited  financial statements for the fiscal years ended December 31, 2005 and December 31, 2006, and Ending Sep.30th, 2007 and of its tax return for the fiscal year 2005 /6 have been delivered to TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. And All 100% Shareholders

(i) LITIGATION. There is no suit, action or proceeding pending, or, to the knowledge of CHHL, threatened against or affecting China Holdings, Inc. ( CHHL.OTCBB NASD) which is reasonably likely to have a material adverse effect on CHHL, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against CHHL having, or which, in so far as reasonably can be foreseen, in the future could have, any such effect.

(j) TAX RETURNS. CHHL and its parent holding company: CHINA HOLDINGS, INC. (CHHL.OTCBB NASD) has duly filed any tax reports and returns required to be filed and have fully paid all taxes and other charges claimed to be due from it by any federal, state or local taxing authorities. There are not now any pending questions relating to or claims asserted for, taxes or assessments asserted upon CHHL and its parent holding company: CHINA HOLDINGS, INC. (CHHL.OTCBB NASD).

(k) Indemnity  CHINA HOLDINGS, INC. (CHHL.OTCBB NASD) agree to indemnify and save harmless TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. and All 100% shareholders and shareholders hereunder from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of CHHL and its parent holding company: CHINA HOLDINGS, INC. (CHHL.OTCBB NASD) to defend any such claim), resulting from the breach by any of them of any representation or warranty of such party made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. and All 100%Shareholders

Section 2.2 REPRESENTATIONS AND WARRANTIES OF TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. and All 100% Shareholders represent and warrant to CHINA HOLDINGS, INC. (CHHL.OTCBB NASD) as follows:

(a) ORGANIZATION, STANDING AND POWER. TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD.is a corporation duly organized, validly existing and in good standing under the laws of China, has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary.

(b) CERTIFICATE OF INCORPORATION, BYLAWS AND MINUTE BOOKS. The copies of the Certificate of Incorporation and of the other corporate documents of TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant　and Gui Zhou FuRuiDe MINERALS CO., LTD. and All 100%Shareholders which have been delivered to CHHL are true, correct and complete copies thereof. The minute books of TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. and All 100% Shareholders which have been made available to CHHL for inspection contain accurate minutes of all meetings and accurate consents in lieu of meetings of the Board of Directors (and any committee thereof) and of the 100% shareholders of TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. and All 100% Shareholders since the date of incorporation and accurately reflect all transactions referred to in such minutes and consents in lieu of meetings.

(c) AUTHORITY. TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders has all requisite power to enter into this Agreement and, subject to approval of the proposed transaction by the shareholders of 100% of its ownership which are entitled to vote to approve the proposed transaction, has the requisite power and authority to consummate the transactions contemplated hereby. Except as specified herein, no other corporate or shareholder proceedings on the part of TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANTAND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders are necessary to authorize the Acquisition and the other transactions contemplated hereby.

(d) CONFLICT WITH AGREEMENTS; APPROVALS. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of any provision of the Certificate of Incorporation or Bylaws of TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD.and All 100% Shareholders or of any loan or credit agreement, note, mortgage, indenture, lease, benefit plan or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders or its properties or assets. The Final consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders in connection with the execution and delivery of this Agreement by TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders, or the consummation by TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100%Shareholders of the transactions contemplated hereby.

(e) BOOKS AND RECORDS. TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders has made and will make available for inspection by CHHL upon reasonable request all the books of account, relating to the business of TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders. Such books of account of TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders have been maintained in the ordinary course of business. All documents furnished or caused to be furnished to CHHL by TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders are true and correct copies, and there are no amendments or modifications thereto except as set forth in such documents.

(f) COMPLIANCE WITH LAWS. TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders is and has been in compliance in all material respects with all laws, regulations, rules, orders, judgments, decrees and other requirements and policies imposed by any Governmental Entity applicable to it, its properties or the operation of its businesses.

(g) LIABILITIES AND OBLIGATIONS.  TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and Its 100% SHAREHOLDERS confirm that ON FURTHER “ FINAL TRANSACTION DAY” THAT TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD.will has NO DEBTS , NO LIABILITIES , and is legally fully free from all liens, mortgages, taxes, charges, pledges, encumbrances or other burdens with all rights ON FURTHER “ FINAL TRANSACTION DAY” as legally mutually defined as above.

TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and ITS 100% SHAREHOLDERS will clear legally financially for any/ all the debts, including liens, mortgages, taxes, charges, pledges, encumbrances or other burdens with all rights now or thereafter attached thereto, and/or prior to THE FINAL ACQUISITION TRANSACTION DAY.

(h) FINANCIAL STATEMENTS AND TAX RETURNS. Copies of TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. ‘s audited financial statements for the fiscal years ended December 31, 2005 and December 31, 2006, and AUG 30 2007 according to US General Accepted Accounting Principles ("US GAAP") and of its tax return for the fiscal year 2004 have to be completed and delivered to CHHL ASAP.

(I) LITIGATION. There is no suit, action or proceeding pending, or, to the knowledge of TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. ‘S threatened against or affecting TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders, which is reasonably likely to have a material adverse effect on TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders having, or which, insofar as reasonably can be foreseen, in the future could have, any such effect.

(j) TAXES. “TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders” has filed or will file within the time prescribed by law (including extension of time approved by the appropriate taxing  authority) all tax returns and reports required to be filed with all  other jurisdictions where such filing is required by law; and TONG REN KAI YU MINERALS CO., LTD.AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders has paid, or made adequate provision for the payment of all taxes, interest, penalties, assessments or deficiencies due and payable on and with respect to such periods. TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders knows of (i) no other tax returns or reports which are required to be filed which have not been so filed and (ii) no unpaid assessment for additional taxes for any fiscal period or any basis therefore.

(k) LICENSES, PERMITS; INTELLECTUAL PROPERTY. TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders owns or possesses in the operation of its business all material authorizations which are necessary for it to conduct its business as now conducted. Neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated hereby will require any notice or consent under or have any material adverse effect upon any such authorizations.

(l) Indemnity  TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. and All 100% shareholders agree to indemnify and save harmless CHINA HOLDINGS, INC. (CHHL.OTCBB NASD) and All 100% shareholders hereunder from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. to defend any such claim), resulting from the breach by any of them of any representation or warranty of such party made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by CHINA HOLDINGS, INC. (CHHL.OTCBB NASD) and All 100% shareholders.
(m) NONSOLICITATION

For a period  of three (3) years  after the  Closing  Date,  TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. Shareholders shall not, directly or indirectly: (a)  solicit  the  business  of any person or entity  that is a customer of CHHL; (b)  cause,  induce or attempt to cause or induce any  customer,  supplier, licensee, licensor, franchisee, employee, consultant or other business relation of CHHL to cease doing business with CHHL, to deal with any competitor of CHHL or in any way interfere with its relationship with CHHL; (c)  cause,  induce or attempt to cause or induce any  customer,  supplier; licensee, licensor, franchisee, employee, consultant or other business relation of  CHHL and shareholders on the Closing Date or within the year  preceding  the Closing  Date to cease doing  business with CHHL,  to deal with any  competitor of CHHL or in any way interfere with its relationship with CHHL; or (d)  hire,  retain or attempt to hire or retain any employee or independent contractor  of  CHHL  or  in  any  way  interfere   with  the relationship  between  CHHL  and  any  of  its  employees  or independent contractors.

Section 2.3 REPRESENTATIONS AND WARRANTIES OF
TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders to CHINA HOLDINGS, INC. (CHHL.OTCBB NASD) /100% Shareholders

By Execution of this Agreement, ALL/EACH of the SHAREHOLDER/SHAREHOLDERS OF TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders represents and warrants to CHHL and its parent holding company: CHINA HOLDINGS, INC. (CHHL.OTCBB NASD) as follows:

(a) OWNERSHIP FREE AND CLEAR. The ownership of TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100%Shareholders which SHAREHOLDER/SHAREHOLDERS owns are free and clear of any liens, claims, options, charges or encumbrances of any nature.

(b) UNQUALIFIED RIGHT TO TRANSFER OWNERSHIPS. He or she has the  unqualified right to sell, assign, and deliver the portion of the ownership of TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders and, upon consummation of the transactions contemplated by this Agreement, CHHL will acquire good and valid title  to such ownerships, free and clear of all liens, claims, options, charges, and encumbrances of whatsoever nature.

(c) AGREEMENT AND TRANSACTION DULY AUTHORIZED.
SHAREHOLDERS are authorized to execute and deliver this Agreement and to consummate the acquisition transaction described herein. Neither the execution and delivery of  this Agreement nor the consummation of the transactions contemplated  hereby will constitute a violation or default under any term or provision of any contract, commitment, indenture, other agreement or restriction of any kind or character to which such SHAREHOLDER is a party or by which such SHAREHOLDER is bound.

(d)SHAREHOLDERS admits that CHHL and its parent holding company: CHINA HOLDINGS, INC. (CHHL.OTCBB NASD) has EXCLUSIVE FIRST REFUSAL
right to acquire 100% ownership of TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. by this Agreement and he shall not transfer the ownership to any other person/organization after this General Acquisition Definitive Agreement is signed mutually.

Section 2.4 MUTUAL CONFIDENTIAL DUTIES

(a) CHINA HOLDINGS, INC. (CHHL.OTCBB NASD), and TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders acknowledge that, in the course of performing their respective obligations, they will be receiving information which is proprietary and confidential to the disclosing party and which the disclosing party wishes to protect from public disclosure (''Proprietary Information'').

(b) Proprietary Information, as used in this Agreement, includes, without limitation, all information disclosed at any time before, after or at the time of execution of this Agreement between the parties, and any other confidential information or trade secrets which have been or will be disclosed between the parties relating to their respective businesses, customers, products, marketing and sales plans, financial status, product development plans, strategies and the like.

(c) Each party: (1) will hold the Proprietary Information in confidence and not disclose it, except to its employees or representatives to whom disclosure is necessary to effect the purposes of this Agreement and who are similarly bound to hold the Propriety Information in confidence; (2) will use its best efforts to prevent inadvertent or unauthorized disclosure, publication or dissemination of any Proprietary Information; (3) will not make any use of any Proprietary Information, nor circulate Proprietary Information in its organization, except to the extent necessary to carry out the intent of this Agreement.

ARTICLE III
 COVENANTS RELATING TO CONDUCT OF BUSINESS

Section 3.1 COVENANTS OF TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders and CHHL.

During the period from the date of this Agreement and continuing until the Effective Time, TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders and shareholders and CHHL each agree as to themselves (except as expressly contemplated or permitted by this Agreement, or to the extent that the other party shall otherwise consent in writing):

(a) ORDINARY COURSE. Each party shall carry on its respective businesses in the usual, regular and ordinary course in substantially the same manner as heretofore conducted.

(b) DIVIDENDS; CHANGES IN STOCK.  TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders shall not (i) declare or pay any dividends on or make other distributions in respect of any of its capital stock, or (ii) repurchase or otherwise acquire, or permit any subsidiary to purchase or otherwise acquire, any shares of its capital stock.

(c) ISSUANCE OF SECURITIES. TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders shall not issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any shares of its capital stock of any class, any voting debt or any securities convertible into, or any rights, warrants or options to acquire, any such shares, voting debt or convertible securities.

(d) GOVERNING DOCUMENTS. No party shall amend or propose to amend its Articles of Incorporation or Bylaws.

(e)NO DISPOSITIONS. Except for the transfer of assets in the ordinary course of business consistent with prior practice, TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD.and All 100% Shareholders shall not sell, lease, encumber or otherwise dispose of, or agree to sell, lease, encumber or otherwise dispose of, any of its assets, which are  material, individually or in the aggregate, to such party.

(f) INDEBTEDNESS. TONG REN KAI YU MINERALS CO., LTD.AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD.and All 100% Shareholders shall not incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or warrants or rights to acquire any debt securities of such party or guarantee any debt securities of others other than in each  case in the ordinary course of business consistent with prior practice.

Section 3.2 OTHER ACTIONS. No party shall take any action that would or is reasonably likely to result in any of its representations and warranties set forth in this Agreement being untrue as of the date made (to the extent so Co., LTD), or in any of the conditions to the Acquisition set forth in Article V not being satisfied.

ARTICLE IV
 ADDITIONAL AGREEMENTS AND RELATED TRANSACTIONS

Section 4.1 RESERVED
Section 4.2 ACCESSES TO INFORMATION. Upon reasonable notice, CHHL (or/and its Nominee Mining Subsidary Company in China)and TONG REN KAI YU MINERALS CO., LTD.AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. shall each afford to the officers, employees, accountants, counsel and other representatives of the other company, access to all their respective properties, books, contracts, commitments and records and, during such period, each of CHHL (or/and its Nominee Mining Subsidary Company in China) and TONG REN KAI YU MINERALS CO., LTD.AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders shall furnish promptly to the other (a) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of Federal or state securities laws concerning its business, properties and personnel as such other party may reasonably request. Unless otherwise required by law, the parties will hold any such information which is nonpublic in confidence until such time as such information otherwise becomes publicly available through no wrongful act of either party, and in the event of termination of this Agreement for any reason each party shall promptly return all nonpublic documents obtained from any other party, and any copies made of such documents, to such other party.

Section 4.3 LEGAL CONDITIONS TO ACQUISITION. Each of CHHL (or/and its Nominee Mining Subsidary Company in China)and TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders shall take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on itself with respect to the Acquisition and will promptly cooperate with and furnish information to each other in connection with any such requirements imposed upon any of them or upon any of their related entities or subsidiaries in connection with the Acquisition. Each party shall take all reasonable actions necessary to obtain (and will cooperate with each other in obtaining) any consent, authorization, order or approval of, or any exemption by, any Governmental Entity or other public or private third party, required to be obtained or made by CHHL or  TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders or any of their related entities or subsidiaries in connection with the Acquisition or the taking of any action contemplated thereby or by this Agreement.

Section 4.4 BOARD OF DIRECTORS AND OFFICERS. There should be no change in the board of directors of TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders before the Closing. Subsequent to the Closing, CHHL has the rights to appoint new directors to the board of TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT  AND GUI ZHOU FURUIDE MINERALS CO., LTD.and All 100% Shareholders

ARTICLE V
 CONDITIONS PRECEDENT

Section 5.1 CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE ACQUISITION.

The respective obligations of each party to effect the Acquisition shall be conditional upon the filing, occurring or obtainment of all authorizations, consents, orders or approvals of, or declarations or filings with, or expirations of waiting periods imposed by any governmental entity or by any applicable law, rule, or regulation governing the transactions contemplated hereby.

Section 5.2 CONDITIONS TO OBLIGATIONS OF CHHL. The obligation of CHHL to effect the Acquisition is subject to the satisfaction of the following conditions on or before the Closing Date unless waived by CHHL:

(a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of  TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except as otherwise contemplated by this Agreement, and CHHL shall have received a certificate signed on behalf of TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders by the Chairman of TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders and a certificate signed by each of the SHAREHOLDERS to such effect.

(b) PERFORMANCE OF OBLIGATIONS OF TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders
shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and CHHL shall have received a certificate signed on behalf of  TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders by the President and chief executive officer to such effect.

(c) CLOSING DOCUMENTS. CHHL shall have received such certificates and other closing documents as counsel for CHHL shall reasonably request.

(d) SALES OF OWNERSHIPS. SHAREHOLDERS holding 100% of the ownership of  TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders shall have executed this Agreement and consented to completion of the acquisition transaction described herein.

(e) CONSENTS. TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders shall have obtained the consent or approval of each person whose consent or approval shall be required in connection with the transactions contemplated hereby under any loan or credit agreement, note, mortgage, indenture, lease or other agreement or instrument, except those for which failure to obtain such consents and approvals would not, in the reasonable opinion of CHHL, individually or in the aggregate, have a material adverse effect on TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders and its subsidiaries and related entities taken as a whole upon the consummation of the transactions contemplated hereby. TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders shall also have received the approval of All 100%Shareholders in accordance with applicable law.

(f) DUE DILIGENCE REVIEW. CHHL shall have completed to its reasonable satisfaction a review of the business, operations, finances, assets and liabilities of  TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders and shall not have determined that any of the representations or warranties of TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders contained herein are, as of the date hereof or the Closing Date, inaccurate in any material respect or that TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders is otherwise in violation of any of the provisions of this Agreement.

(g) PENDING LITIGATION. There shall not be any litigation or other proceeding pending or threatened to restrain or invalidate the transactions contemplated by this Agreement, which, in the sole reasonable judgment of CHHL, made in good faith, would make the consummation of the Acquisition imprudent. In addition, there shall not be any other litigation or other proceeding pending or threatened against TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders, the consequences of which, in the judgment of CHHL, could be materially adverse to TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders

Section 5.3 CONDITIONS TO OBLIGATIONS OF TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders   The obligation of TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders to effect the Acquisition is subject to the satisfaction of the following conditions unless waived by TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders：

(a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of CHHL set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except as otherwise contemplated by this Agreement, TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholdersshall have received a certificate signed on behalf of CHHL by the President or the chief executive officer to such effect.

(b) PERFORMANCE OF OBLIGATIONS OF CHHL. CHHL shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders shall have received a certificate signed on behalf of CHHL by the Chairman or the chief executive officer to such effect.

(c) CLOSING DOCUMENTS. TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders shall have received such certificates and other closing documents as counsel for TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders
shall reasonably request.

(d) CONSENTS. CHHL shall have obtained the consent or approval of each person whose consent or approval shall be required in connection with the transactions contemplated hereby.

(e) DUE DILIGENCE REVIEW. TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders shall have completed to its reasonable satisfaction a review of the business, operations, finances, assets and liabilities of CHHL and shall not have determined that any of the representations or warranties of CHHL contained herein are, as of the date hereof or the Closing Date, inaccurate in any material respect or that CHHL is otherwise in violation of any of the provisions of this Agreement.
(f) PENDING LITIGATION. There shall not be any litigation or other proceeding pending or threatened to restrain or invalidate the transactions contemplated by this Agreement, which, in the sole reasonable judgment of TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders, made in good faith, would make the consummation of the Acquisition imprudent. In addition, there shall not be any other litigation or other proceeding pending or threatened against CHHL the consequences of which, in the judgment of TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders，could be materially adverse to CHHL.

ARTICLE VI
 TERMINATION AND AMENDMENT

Section 6.1 TERMINATION. This Agreement may be terminated at any time prior to the Effective Time:

(a) by mutual consent of CHHL and TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders

(b) by either CHHL or TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders
if there has been a material breach of any representation, warranty, covenant or agreement on the part of the other set forth in this Agreement which breach has not been cured within thirty (30) business days following receipt by the breaching party of notice of such breach, or if any permanent injunction or other order of a court or other competent authority preventing the consummation of the Acquisition shall have become final and non-appeal able; or

Section 6.2 EFFECT OF TERMINATION. In the event of termination of this Agreement by either TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders or CHHL as provided in Section 6.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of any party hereto. In such event, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party itself incurring such expenses.

Section 6.3 AMENDMENT. This Agreement may be amended by mutual agreement of CHHL, TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% SHAREHOLDERS, provided that in the case of CHHL and TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders any such amendment must authorized by their respective Boards of Directors, and to the extent required by law, approved by their respective shareholders. Any such amendment must be by an instrument in writing signed on behalf of each of the parties hereto.

Section 6.4 EXTENSION; WAIVER. At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective Board of Directors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.

ARTICLE VII
 GENERAL PROVISIONS

Section 7.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All of the representations, warranties and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time for a period of THREE year from the date of this Agreement.

Section 7.2 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telescoped (which is confirmed) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a). If to CHINA HOLDINGS, INC.
Attn: Julianna Lu
The Chief Executive Officer
Business Address
101 Convention Center Drive, Suite 700,
Las Vegas, NV 89107-2001 USA
Fax: 86-10-6586-4790 (China)

(b) If to TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders:
Business Address：BaiHuan Zhen, GuiZhou PR China for all following:

100% SHAREHOLDERS OF TONG REN KAI YU MINERALS CO., LTD. :
Chongqing Kayoo Investment Group Stock Co.Ltd.: 99.5% and BENHAI LV 0.5%

100% SHAREHOLDERS OF TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant IS BENHAI LV.: 100%

100% SHAREHOLDERS OF Gui Zhou FuRuiDe MINERALS CO., LTD. ARE : Chongqing Kayoo Investment Group Stock Co.Ltd.: 51% and Other: 49%

(d). With a copy to: China Holdings, Inc.
Corporate Attorneys: SRFFLLP, New York, New York

(b)With a copy to: TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders’s Corporate Attorneys, BEIJING PR CHINA

Section 7.3 INTERPRETATION. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The phrase "made available" in this Agreement shall mean that the information referred to has been made available if requested by the party to whom such information is to be made available.

Section 7.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This English/Chinese version is final legal version as the acquisition definitive agreement, if there is any conflict in meaning between the English language version and Chinese language version of this Agreement, the English/Chinese Combined version shall prevail.

Section 7.5 ENTIRE AGREEMENT; NO THIRD PARTY BENEFICIARIES; RIGHTS OF OWNERSHIP. This Agreement (including the documents and the instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

Section 7.6 GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of PR China and Nevada/SEC/NASD USA Laws without regard to principles of conflicts of law.

Section 7.7 NO REMEDY IN CERTAIN CIRCUMSTANCES. Each party agrees that, should any court or other competent authority hold any provision of this Agreement or part hereof or thereof to be null, void or unenforceable, or order any party to take any action inconsistent herewith or not to take any action required herein, the other party shall not be entitled to specific performance of such provision or part hereof or thereof or to any other remedy, including but not TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders to money damages, for breach hereof or thereof or of any other provision of this Agreement or part hereof or thereof as a result of such holding or order.

Section 7.8 PUBLICITY. Except as otherwise required by law or the rules of the SEC, so long as this Final Agreement is in effect, TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders shall issue or cause the publication of any press release or other public announcement with respect to the transactions contemplated by this Agreement without the written consent of CHHL.
Section 7.9 ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon,　inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

IN WITNESS WHEREOF, this Acquisition Agreement has been signed and executed by the parties set forth below as of the date set forth above.

A. CHINA HOLDINGS, INC. (or/and its Nominee Mining Subsidary Company in China):
Business Address: 101 Convention Center Drive, Suite 700, Las Vegas,NV 89107-2001 USA
Company Sealed Here

By:
/s/ Julianna Lu

Name: JULIANNA LU, An Authorized Signatory
Title: Chief Executive Officer/Chairperson of Board
 CHINA HOLDINGS, INC. (NASD OTCBB: CHHL)
(or/and its Nominee Mining Subsidary Company in China)
Date: November 30th, 2007

AUTHORIZED/51% CONTROLLING SHAREHOLDERS OF CHINA HOLDINGS, INC./or/and its NORMINEE SUBSIDARY COMPANY IN CHINA:

/s/ Julianna Lu

Name: JULIANNA LU, An Authorized Signatory
Major Shareholders with 51% Viting Rights OF
CHINA HOLDINGS, INC. (NASD OTCBB: CHHL)
(or/and its Nominee Subsidary Company in China)
Date: November 30th, 2007

B. TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD.
Company Sealed Here

/s/ LV Benhai

Name: LV BENHAI , An Authorized Signatory
CHAIRMAN OF BOARD, and The President/CEO
100% SHAREHOLDERS, An Authorized Signatory
Title: Chairman/CEO/PRESIDENT
Date: November 30th, 2007

100% SHAREHOLDERS OF TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders：

A. 100% SHAREHOLDERS OF TONG REN KAI YU MINERALS CO., LTD. are:
1. Chongqing Kayoo Investment Group Stock Co.Ltd.: 99.5%
2. BenHai Lv: 0.5%
Authorized Signatory of Chongqing Kayoo Investment Group Stock Co.Ltd.:

/s/ Benhai LV

BENHAI  LV, AN AUTHORIZED SIGNATORY
CHAIRMAN OF BOARD
Chongqing Kayoo Investment Group Stock Co.Ltd.
November 30th, 2007

B.100% SHAREHOLDERS OF TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant is TONG REN KAI YU MINERALS CO., LTD.: IS BENHAI LV.: 100%

/s/ Benhai LV

BENHAI  LV, AN AUTHORIZED SIGNATORY
100% SHAREHOLDERS OF
Date: November 30th, 2007

C.100% SHAREHOLDERS OF Gui Zhou FuRuiDe MINERALS CO., LTD. ARE :Chongqing Kayoo Investment Group Stock Co.Ltd.: 51% and  Other 49%:

/s/ Benhai LV

BENHAI  LV, AN AUTHORIZED SIGNATORY
of 51% Gui Zhou FuRuiDe MINERALS CO., LTD.
CHAIRMAN OF BOARD
Chongqing Kayoo Investment Group Stock Co.Ltd.
Date: November 30th, 2007

ATTACHED EXHIBITIONS
ATTACHED EXHIBITIONS:  ( Please provide with ORIGINAL and/or Notary Public Legal Documents ( in both Chinese & English) to CHINA HOLDINGS, INC. （NASD OTCBB：CHHL）FOR FURTHER EXECUTION/COMPLETION OF THIS ACQUISITION TRANSACTION/AGREEMENT

FROM TONG REN KAI YU MINERALS CO., LTD.  AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT AND GUI ZHOU FURUIDE MINERALS CO., LTD. and All 100% Shareholders 100% Shareholders have legally delivered to “ CHINA HOLDINGS, INC. ( NASD OTCBB: CHHL) FOR FURTHER EXECUTION/COMPLETION OF THIS ACQUISITION TRANSACTION/AGREEMENT, WITH ::

1.
TONG REN KAI YU MINERALS CO., LTD. and TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant : 100% Ownership/Assets/Mining Licenses/Mining Exploration License/Corporate Certificates/Seals/3 Minerals Properties Mining Engneering Reports and Valuation.

2.	TONG REN KAI YU MINERALS CO., LTD. and TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant : 2 YEARS AUDITED FINANCIALSTATEMENTS （2006，2007）（US GAAP RULES）

3.	TONG REN KAI YU MINERALS CO., LTD. legally operates and 100% owns TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant。

４．TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN SHI BAHUANGZHEN NESHAO PB-ZN-P MINERALS PLANT owns & operates Two(2) Mining Exploration Licenses ( Zn, Pb, Cu, etc.) approved by Land & Resource Minister of People’s Republic of China as: 1.) The 1st Exploration License No. is ----------------- for area 2.57 Square KM ( Chart No.--------------)。The 2nd Exploration License No.is ------------------for area 8.36 Square KM (Chart No. ----------------);

5.TONG REN KAI YU MINERALS CO., LTD. AND ITS TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant owns and operates Two (2) Mining Licenses (for production V2O5, Mo, P etc.) approved by Land & Resource Minister of People’s Republic of China as: 1). 1St Mining License No. is -----------------for Tong Ren BaiHuangZhen NeShao Phosphorus (P) Mine at defined area 1.0933 Square KM and 2nd Mining License No. is ----------------for JiangKo County QingLou Phosphorus (P) Mine at defined area 0.4313 Square KM.

6.Gui Zhou FuRuiDe MINERALS CO., LTD.owns and operates One(1) Mining Exploration Licenses (For production V2O5, Mo, P etc.) Approved by Land & Resource Minister of People’s Republic of China, The Exploration License No. is ----------------( Renewed Exploration License No. is-------------------) for JiangKou County WangHui Mining exploration at defined area of 12.15 Square KM.

7. The total 100% ownership/rights/interest/assets/licenses of TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. to be “legally transferred” to/under “ CHINA HOLDINGS, INC. (and/or its legal nominee subsidiary company) UPON/with PR Chinese Government Fully Legally Approval/confirmation;

8.TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. and ITS 100% SHAREHOLDERS/MR. 100% SHAREHOLDERS legally agreed to appoint China Holdings, Inc. ( NASD OTCBB: CHHL) as THE Chief Financial Officer ( CFO), and Executive Vice Chairman of Board Directors of TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. to manage, control, and operate TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD.

9.Renew TONG REN KAI YU MINERALS CO., LTD. and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD.’s corporate licenses extending to additional effective years effective periods and mining licenses and mining exploration licenses with extending to additional effective years ACCORDING TO THE CHINESE GOVERNMENT APPLICABEL REGULATIONS AND LAWS

10.TONG REN KAI YU MINERALS CO., LTD and its TONG REN Shi BaHuangZhen NeShao Pb-Zn-P Minerals Plant and Gui Zhou FuRuiDe MINERALS CO., LTD. / and ITS 100% SHAREHOLDERS /MR. 100% SHAREHOLDERS shall clear all the debts, including liens, mortgages, taxes, charges, pledges, encumbrances or other burdens prior to This FINAL ACQUISITION TRANSACTION DAY.